UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20579

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 10, 2018
(Date of earliest event reported)

LITTELFUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2018, the Board of Directors (the “Board”) of Littelfuse, Inc. (the “Corporation”) increased the number of members of the Board from nine to ten and appointed Ms. Kristina A. Cerniglia to the Board to fill the resulting vacancy. Ms. Cerniglia has not been appointed to serve on a Board committee at this time and is not currently expected to be appointed to any Board committee.

Ms. Cerniglia will hold office until her successor is duly elected and qualified or upon her earlier death, resignation or removal. There is no arrangement or understanding between Ms. Cerniglia and any other person pursuant to which Ms. Cerniglia was appointed as a director. Ms. Cerniglia has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. The Board has determined that Ms. Cerniglia is an independent director under the listing standards of the Nasdaq Stock Market.

Ms. Cerniglia has served as Senior Vice President and Chief Financial Officer for Hillenbrand, Inc. (NYSE:HI), a global diversified industrial company with multiple market-leading brands that serve a wide variety of industries across the globe, since 2014. From 2010 to 2014, Ms. Cerniglia served as Vice President and Corporate Controller at Stanley Black & Decker, a global provider of power and hand tools, mechanical access solutions and electronic monitoring systems.

As a non-employee director, Ms. Cerniglia will receive compensation in accordance with the Corporation’s non-employee director compensation practices, which are described in the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on March 16, 2018.

Item 8.01	Other Events.

On December 10, 2018, Littelfuse issued a press release announcing the appointment of Ms. Cerniglia to serve as a director of the Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
The following exhibit is furnished with this Form 8-K:
99.1 Press Release, dated December 10, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LITTELFUSE, INC.

Date: December 10, 2018	By: /s/ Ryan K. Stafford
Ryan K. Stafford Executive Vice President, Chief Legal and Human Resources Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release, dated December 10, 2018

*filed herewith

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